DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on Dreyfus Short-Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 5.64%,* and a tax-free distribution rate per share of 4.17%.**
THE ECONOMY
    The United States economy is well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period, and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from the turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, further helping to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at a 1.4% rate over the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997, when the target rate for Federal Funds was raised by one-quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending, since international bond investors have sought the liquidity safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-neutral. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.
MARKET ENVIRONMENT
    The general fixed-income markets have traded in a range since appreciating in late October, commensurate with the Asian economic crisis. The municipal market initially benefited from the same improving trends as the broader fixed-income markets. However, the new lower rates inspired the scheduling of a large refinancing calendar that has since depressed longer-term municipal securities. Most of this anticipated and realized new supply of tax-exempt bonds has been issued in longer-term maturity securities. While these financings generated a new supply of shorter prerefunded bonds (they are the old bonds with shortened lives), they did not create price-decline pressure in the shorter part of the municipal curve. PORTFOLIO OVERVIEW
    In the current environment, the Fund is invested in the most stable sector of the tax-exempt bond market. With their relatively short maturities, the securities in this sector have held their value (versus Treasuries) better than other longer-term municipal securities. However, the sector is not providing many new short-term investments to replace those in the Fund that are maturing. In the reporting period, in some cases, we replaced some shorter-term holdings with new securities in the three- to five-year part of our range to continue to maintain our income performance. The Fund's goal remains the same: to provide as high a level of Federally tax-exempt current income as is consistent with the preservation of capital.
    As always, we appreciate your investment in this Fund and the confidence you have in our efforts to assist you in attaining your investment goals.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND                                               MARCH 31, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
SHORT-INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR
MUNICIPAL BOND INDEX
[Exhibit A:
Dollars
$22,045
Lehman Brothers 10-Year Municipal Bond Index*
$17,184
Dreyfus Short-Intermediate Municipal Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
                        One Year Ended               Five Years Ended              Ten Years Ended
                        March 31, 1998                March 31, 1998                March 31, 1998
                     ____________________          ____________________         ____________________
                            5.64%                         4.26%                         5.56%

Presented above is a comparison of the Fund's past 10-year historical performance with that of the Lehman Brothers 10-Year
Municipal Bond Index, a broad-based, publicly available market Index determined to be representative of the market in which the Fund operates. This Lehman Brothers 10-Year Municipal Bond Index has been selected because currently there is no publicly available Index that is truly representative of the "short-intermediate" municipal bond market. The Fund invests primarily in short-intermediate municipal securities and maintains a portfolio with a weighted-average maturity ranging between 2 and 3 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses.
As a general rule, the longer a bond's maturity, the higher the yield. As the Lehman Brothers Index being used is a 10-Year Index, under normal market conditions, the Index should outperform the Fund's portfolio.
The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/88 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Past performance is not predictive of future performance. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                 MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments-100.0%                                                             Amount           Value
                                                                                                ______________  ____________
Alaska-5.4%
Alaska Student Loan Corp., Student Loan Revenue:
  4.70%, 7/1/1998...........................................................                    $    3,060,000  $  3,062,111
  5.25%, 7/1/1999 (Insured; AMBAC)..........................................                         3,100,000     3,150,189
  5.25%, 7/1/2001 (Insured; AMBAC)..........................................                         1,000,000     1,030,300
North Slope Borough:
  Zero Coupon, 6/30/1999 (Insured; MBIA)....................................                         1,000,000       952,980
  Zero Coupon, 6/30/1999 (Insured; MBIA)....................................                         4,000,000     3,811,920
  Zero Coupon, 6/30/2000 (Insured; MBIA)....................................                         2,500,000     2,282,200
  Zero Coupon, 6/30/2001 (Insured; MBIA)....................................                         2,000,000     1,744,960
California-3.0%
Sacramento County Housing Authority, MFHR
  (Oars Apartments) 4.80%, 12/15/2000 (LOC; Dai Ichi Kangyo Bank) (a).......                         5,850,000     5,858,600
  (Rancho Natamos Apartment) 4.80%, 12/15/2000 (LOC; Dai Ichi Kangyo Bank) (a)                       3,000,000     3,003,480
Colorado-.9%
Denver City and County Airport, Revenue, Refunding:
  5.05%, 11/15/2000.........................................................                         1,495,000     1,528,413
  5.10%, 11/15/2001.........................................................                         1,160,000     1,191,935
Connecticut-2.3%
Greenwich Housing Authority, MFHR (Greenwich Close):
  4.90%, 9/1/1999...........................................................                           205,000       205,390
  5.15%, 9/1/2000...........................................................                           220,000       220,684
  5.35%, 9/1/2001...........................................................                           230,000       230,984
  5.55%, 9/1/2002...........................................................                           245,000       246,318
  5.95%, 9/1/2006...........................................................                           310,000       313,457
  6.05%, 9/1/2007...........................................................                           330,000       333,993
Mashantucket Western Pequot Tribe, Special Revenue:
  6.25%, 9/1/2001 (b).......................................................                         2,500,000     2,665,125
  6.25%, 9/1/2001 (b).......................................................                         2,500,000     2,655,725
District of Columbia-.6%
District of Columbia Redevelopment Land Agency, Special Tax Revenue
  (Washington D.C. Sports Arena):
    5.10%, 11/1/1998........................................................                           925,000       928,959
    5.40%, 11/1/2000........................................................                           750,000       762,803
Florida-6.0%
Escambia County Health Facilities Authority, Health Facilities Revenue,
Refunding
  (Azalea Trace Inc.):
    4.75%, 1/1/2000.........................................................                           790,000       795,024
    5%, 1/1/2001............................................................                           830,000       839,819
    5.10%, 1/1/2002.........................................................                           870,000       884,016
Florida Housing Finance Agency, Multi-Family Housing:
  5.35%, Series E, 6/1/2000.................................................                         5,085,000     5,144,088
  5.35%, Series F, 6/1/2000.................................................                         2,000,000     2,023,240
  5.35%, Series G, 6/1/2000.................................................                         3,650,000     3,692,413
  (The Crossings Project) 4.85%, 2/1/2001...................................                         4,500,000     4,540,545

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  ____________
Illinois-4.8%
Illinois Development Finance Authority, Revenue, Refunding
  (Community Rehabilitation Providers):
    5.60%, 7/1/2001.........................................................                    $    1,530,000  $  1,591,032
    5.60%, 7/1/2002.........................................................                         1,415,000     1,481,731
Illinois Health Facilities Authority, Revenue (Victory Health Services)
  5%, 8/15/2002.............................................................                         1,590,000     1,625,902
Robbins, RRR, Refunding (Robbins Resource Recovery Partners)
  4.90%, 10/15/2002.........................................................                         9,350,000     9,442,565
Iowa-.5%
Des Moines, HR, Refunding (Des Moines General Hospital)
  5.05%, 11/15/2000 (LOC; Norwest Bank Minnesota) (a).......................                         1,545,000     1,581,647
Maryland-3.3%
Frederick County Retirement Community, Revenue (Extras-Buckinghams Choice):
  5.25%, 1/1/2003...........................................................                         1,500,000     1,501,365
  5.375%, 1/1/2003..........................................................                         4,900,000     4,904,410
Maryland State Energy Financing Administration, SWDR
  (Wheelabrator Water Projects):
    5.10%, 12/1/1999........................................................                         1,000,000     1,018,120
    5.30%, 12/1/2000........................................................                         1,250,000     1,285,700
    5.45%, 12/1/2001........................................................                         1,000,000     1,039,420
Massachusetts-2.8%
Massachusetts Municipal Wholesale Electric Co.,
  Power Supply System Revenue 5.20%, 7/1/1998...............................                         5,000,000     5,017,700
New England Education Loan Marketing Corp., Massachusetts Student Loan
Revenue,
  Refunding 5%, 6/1/1998....................................................                         3,400,000     3,405,440
Michigan-5.9%
Flint Hospital Building Authority, Revenue, Refunding (Hurley Medical
Center):
  5.25%, 7/1/1998...........................................................                         2,050,000     2,055,986
  5.50%, 7/1/1999...........................................................                         2,160,000     2,195,273
  5.50%, 7/1/2000...........................................................                         1,225,000     1,253,739
Michigan Hospital Finance Authority, Revenue, Refunding
  (Hospital-Genesys Regional Medical):
    5.25%, 10/1/2001........................................................                         2,000,000     2,053,280
    5.25%, 10/1/2002........................................................                         1,000,000     1,030,660
    5.25%, 10/1/2003........................................................                         2,445,000     2,523,851
Greater Detroit, Resource Recovery Authority, Revenue, Refunding
  5%, 12/13/2000 (Insured; AMBAC)...........................................                         2,500,000     2,566,450
Michigan Housing Development Authority, Rental Housing Revenue:
  5%, 10/1/1999 (Insured; MBIA).............................................                         1,915,000     1,938,861
  5.15%, 4/1/2000 (Insured; MBIA)...........................................                         1,975,000     2,011,320

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                ______________  ____________
Mississippi-.9%
Jackson Housing Authority, MFHR
  (Arbor Park Apartment Project) 5.05%, 12/1/2001
  (LOC; Deposit Guaranty National Bank) (a).................................                    $    2,500,000  $  2,544,975
New Jersey-2.6%
Monroe Township Municipal Utilities Authority, Water and Sewer System
Revenue, Refunding
  6.875%, 2/1/2017 (Insured; MBIA) (Prerefunded 2/1/2000) (c)...............                         5,000,000     5,203,850
New Jersey Economic Development Authority, Wastepaper Recycling Revenue
  (MPMI Inc. Project) 5.10%, 2/1/1999.......................................                           900,000       903,726
New Jersey Health Care Facilities Financing Authority, Revenue
  (Saint Peter's Medical Center) 6%, 7/1/2001 (Insured; MBIA)
  (Prerefunded 7/1/2001) (c)................................................                         1,500,000     1,585,545
New Mexico-2.1%
Albuquerque, Gross Receipts Tax Subordinate Lien (Affordable Housing Project)
  5.375%, 7/1/2001..........................................................                         6,125,000     6,190,476
New York-32.8%
New York City:
  4.85%, 2/15/2000..........................................................                         1,340,000     1,360,649
  Refunding 4.85%, 2/15/2000................................................                         1,070,000     1,089,196
  5%, 2/15/2000.............................................................                         8,675,000     8,831,931
  Refunding 5%, 2/15/2000...................................................                        12,325,000    12,579,265
  8%, 6/1/2000..............................................................                         2,190,000     2,375,646
  5%, 10/15/2001............................................................                         4,300,000     4,431,193
  5%, 10/15/2001............................................................                         3,200,000     3,284,384
  7.50%, 2/1/2001...........................................................                         5,000,000     5,431,850
  5.10%, 2/15/2001..........................................................                         1,185,000     1,213,843
  Refunding 5.10%, 2/15/2001................................................                           815,000       838,725
  Refunding 5.50%, 8/1/2001.................................................                         9,000,000     9,362,700
New York State Dormitory Authority, Revenue:
  Lease, Refunding (State University Dormitory Facilities) 4.875%, 7/1/2000.                         8,665,000     8,828,855
  (Mental Health Services Facilities):
    Refunding 5%, 2/15/2001.................................................                         6,985,000     7,140,067
    Refunding 5%, 8/15/2001.................................................                         5,785,000     5,932,460
    5%, 2/15/2002...........................................................                         1,590,000     1,632,087
    Refunding 5%, 2/15/2002.................................................                         7,095,000     7,282,805
  Refunding (City University System) 5.10%, 7/1/2001........................                         1,285,000     1,318,924
New York State Energy Research and Development Authority, Service Contract
Revenue
  (Western New York Nuclear Service Center Project):
    5%, 4/1/2001............................................................                         1,625,000     1,660,360
    5%, 4/1/2002............................................................                         1,795,000     1,836,088
New York State Housing Finance Agency, Revenue, Refunding
  (Health Facilities-New York City):
    4.85%, 5/1/1999.........................................................                         1,080,000     1,092,204
    4.85%, 11/1/1999........................................................                         1,360,000     1,380,441
    5.15%, 5/1/2000.........................................................                         1,140,000     1,164,841
    5.15%, 11/1/2000........................................................                         1,430,000     1,467,809

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                ______________  ____________
New York (continued)
New York State Urban Development Corp., Revenue, Refunding
  (Onondaga County Convention Project) 4.875%, 1/1/2000.....................                    $    1,000,000  $  1,014,760
Yonkers Industrial Development Agency, Civic Facility Revenue
  (Saint Joseph Hospital Yonkers):
    5.65%, Series A, 3/1/2003...............................................                         3,000,000     3,014,130
    5.65%, Series B, 3/1/2003...............................................                           800,000       803,768
    5.65%, Series C, 3/1/2003...............................................                         1,200,000     1,205,652
North Carolina-3.1%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding:
  5.20%, 1/1/2001...........................................................                         5,000,000     5,106,100
  5%, 1/1/2002..............................................................                         4,000,000     4,072,160
North Dakota-.7%
North Dakota Housing Finance Agency, Revenue
  (Housing Finance Program-Home Mortgage Finance) 4.60%, 1/1/2003...........                         2,165,000     2,151,252
Ohio-1.4%
Montgomery County, HR (Grandview Hospital and Medical Center):
  5.25%, 12/1/2001..........................................................                         1,900,000     1,951,756
  5.25%, 12/1/2002..........................................................                         2,070,000     2,132,369
Oklahoma-.4%
Holdenville Industrial Authority, Correctional Facility Revenue
  5.70%, 7/1/2001...........................................................                         1,175,000     1,232,493
Pennsylvania-4.1%
Delaware County Industrial Development Authority, Revenue, Refunding
  (Resource Recovery Facility) 5.30%, 1/1/2001..............................                         7,685,000     7,876,741
Philadelphia Hospitals and Higher Education Facilities Authority, HR
  (Pennsylvania Hospital) 5.50%, 7/1/2000...................................                         4,165,000     4,276,206
Rhode Island-1.7%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing,
Refunding
  5%, 7/1/2000 (Insured; AMBAC).............................................                         5,000,000     5,089,550
South Carolina-1.0%
Charleston County Health Facilities, First Mortgage Revenue
  (Episcopal Project) 5.30%, 10/1/2002......................................                         3,000,000     3,023,790
South Dakota-2.1%
South Dakota Student Loan Finance Corp., Student Loan
  Revenue 5.70%, 8/1/1999.....................................................                       6,000,000     6,147,120
Texas-7.0%
Bell County Health Facilities Development Corp., Revenue, Refunding
  5.43%, 10/1/1998 (b,d)....................................................                        11,100,000    11,183,250
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
  4.95%, 6/1/1998...........................................................                         2,420,000     2,424,162

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount          Value
                                                                                                ______________  ____________
Texas (continued)
Northeast Hospital Authority, Revenue, Refunding
  (Northeast Medical Center Hospital):
    5.10%, 5/15/2000........................................................                    $    1,230,000  $  1,253,948
    5.25%, 5/15/2001........................................................                         1,300,000     1,336,803
    5.35%, 5/15/2002........................................................                         2,725,000     2,824,599
Tyler Health Facilities Development Corporation, Refunding (Mother Frances
Hospital):
  5.25%, 7/1/2001...........................................................                           700,000       714,070
  5.25%, 7/1/2002...........................................................                         1,200,000     1,226,688
Utah-1.7%
Intermountain Power Agency, Power Supply Revenue
  5.05%, 7/1/2001 (Insured; MBIA)...........................................                         5,035,000     5,185,043
Virginia-1.1%
Hopewell Industrial Development Authority,
  Health Care Facility Revenue, Refunding:
    (Colonial Heights) 5%, 10/1/1999........................................                           145,000       145,782
    (Westport Convalescent Center) 5.15%, 10/1/2000.........................                           205,000       206,633
Peninsula Ports Authority, Revenue, Refunding
  4.875%, 7/1/1999 (LOC; Nationsbank of Virginia) (a).......................                         2,950,000     2,951,623
U.S. Related-1.8%
Guam Airport Authority, Revenue 5.80%, 10/1/1999............................                         1,705,000     1,749,124
Puerto Rico Municipal Finance Agency 5%, 7/1/1998...........................                         3,655,000     3,667,061
                                                                                                               _____________
TOTAL INVESTMENTS (cost $292,796,062).......................................                                    $297,555,651
                                                                                                               =============

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR                        Multi-Family Housing Revenue
HR            Hospital Revenue                                   RRR                         Resources Recovery Revenue
LOC           Letter of Credit                                   SWDR                        Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                               14.8%
AA                                 Aa                             AA                                10.2
A                                  A                              A                                 43.7
BBB                                Baa                            BBB                               25.5
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      5.8
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $16,504,100 or 5.6% of net assets.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d) Inverse floater security-the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At March 31, 1998 the Fund had $87,271,647 (29.6% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                            MARCH 31, 1998
                                                                                                      Cost           Value
                                                                                                ______________    ____________
ASSETS:                          Investments in securities-See Statement
                                         of Investments.....................                      $292,796,062    $297,555,651
                                 Interest receivable........................                                         4,039,851
                                 Receivable for shares of Beneficial
                                         Interest subscribed................                                             5,280
                                 Prepaid expenses...........................                                            27,329
                                                                                                                  ____________
                                                                                                                   301,628,111

LIABILITIES:                     Due to The Dreyfus Corporation and                                               ____________
                                         affiliates.........................                                           143,652
                                 Due to Distributor.........................                                            13,827
                                 Cash overdraft due to Custodian............                                         3,888,522
                                 Bank loan payable..........................                                         3,000,000
                                 Payable for shares of Beneficial
                                         Interest redeemed..................                                            69,057
                                 Accrued expenses...........................                                            81,331
                                                                                                                 _____________
                                                                                                                     7,196,389



NET ASSETS...........................................................................                            $294,431,722
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital.....................................                            $296,095,046
                                 Accumulated net realized gain (loss)
                                         on investments..............................                              (6,422,913)
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments-Note 4.......................                               4,759,589

                                                                                                                 _____________
NET ASSETS...........................................................................                             $294,431,722
                                                                                                                 =============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
             AUTHORIZED).............................................................                               22,505,626
NET ASSET VALUE, offering and redemption price per share-Note 3(d)...................                                   $13.08
                                                                                                                    ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                           YEAR ENDED MARCH 31, 1998
INVESTMENT INCOME

INCOME                           Interest Income............................                                       $14,917,123
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,506,201
                                 Shareholder servicing costs-Note 3(b)......                        490,191
                                 Trustees' fees and expenses-Note 3(c)......                         61,269
                                 Registration fees..........................                         52,958
                                 Professional fees..........................                         35,357
                                 Custodian fees.............................                         31,603
                                 Prospectus and shareholders'
                                        reports-Note 3(b)...................                         19,600
                                 Loan commitment fees-Note 2................                          2,650
                                 Interest expense-Note 2....................                            500
                                 Miscellaneous..............................                         94,600
                                                                                               ____________
                                     Total Expenses.........................                                         2,294,929
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        12,622,194
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                 $       99,128
                                 Net unrealized appreciation (depreciation)
                                         on investments.....................                      3,904,464
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,003,592
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $16,625,786
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended          Year Ended
                                                                                           March 31, 1998       March 31, 1997
                                                                                           _______________      ______________
OPERATIONS:
  Investment income-net....................................................                   $  12,622,194        $14,194,858
  Net realized gain (loss) on investments..................................                          99,128            278,170
  Net unrealized appreciation (depreciation) on investments................                       3,904,464         (1,727,475)
                                                                                              _____________       _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations........                      16,625,786         12,745,553
                                                                                              _____________       _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                     (12,622,194)       (14,276,210)
  Net realized gain on investments.........................................                         (14,169)            (9,971)
                                                                                              _____________       _____________
    Total Dividends........................................................                     (12,636,363)       (14,286,181)
                                                                                              _____________       _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold............................................                      72,622,100        187,552,735
  Dividends reinvested.....................................................                      10,786,887         12,180,467
  Cost of shares redeemed..................................................                    (117,979,739)      (211,240,352)
                                                                                              _____________       _____________
    Increase (Decrease) in Net Assets from Beneficial
            Interest Transactions..........................................                     (34,570,752)       (11,507,150)
                                                                                              _____________      _____________
      Total Increase (Decrease) in Net Assets..............................                     (30,581,329)       (13,047,778)
NET ASSETS:
  Beginning of Period......................................................                     325,013,051         338,060,829
                                                                                              _____________       _____________
  End of Period............................................................                    $294,431,722        $325,013,051
                                                                                              =============       =============
                                                                                                   Shares            Shares
                                                                                              _____________      _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                       5,571,759          14,483,518
  Shares issued for dividends reinvested...................................                         827,738             940,554
  Shares redeemed..........................................................                      (9,066,324)       (16,315,596)
                                                                                              _____________      _____________
    Net Increase (Decrease) in Shares Outstanding..........................                      (2,666,827)          (891,524)
                                                                                              =============      =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                          Year Ended March 31,
                                                                        ______________________________________________________
PER SHARE DATA:                                                          1998        1997        1996        1995      1994
                                                                         ______      ______      ______      ______     ____
    Net asset value, beginning of period.........                        $12.91      $12.97      $12.82      $13.02    $13.21
                                                                           ______    ______      ______      ______    ______
    Investment Operations:
    Investment income-net........................                           .55         .56         .58         .57       .58
    Net realized and unrealized gain (loss)
      on investments.............................                           .17        (.06)        .15        (.20)     (.18)
                                                                           ______      ______      ______     ______    ______
    Total from Investment Operations.............                           .72         .50         .73         .37       .40
                                                                           ______      ______      ______     ______    ______
    Distributions:
    Dividends from investment income-net.........                          (.55)       (.56)       (.58)       (.57)     (.58)
    Dividends from net realized gain on
            investments..........................                            -           -           -           -       (.01)
                                                                           ______     ______      ______     ______    ______
    Total Distributions..........................                          (.55)       (.56)       (.58)       (.57)     (.59)
                                                                          ______     _______      ______      ______     ______
    Net asset value, end of period...............                        $13.08      $12.91      $12.97      $12.82    $13.02
                                                                         ======      =======     ======      ======    ======
TOTAL INVESTMENT RETURN..........................                          5.64%       3.96%       5.78%       2.93%     3.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                           .76%        .80%        .68%        .70%      .74%
    Ratio of net investment income
      to average net assets......................                          4.19%       4.33%       4.49%       4.42%     4.35%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                            -          .02%        .05%          -         -
    Portfolio Turnover Rate......................                         31.12%      47.84%      44.39%      37.38%    34.68%
    Net Assets, end of period (000's Omitted)....                      $294,432    $325,013    $338,061    $380,784  $598,274
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short-Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,424,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, $3,551,000 of the carryover expires in fiscal 2003 and $2,873,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The average daily amount of borrowings outstanding during the period ended March 31, 1998 was approximately $8,200, with a related weighted average annualized interest rate of 6.08%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 1998, there was no expense reimbursement pursuant to the Agreement.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended March 31, 1998, the Fund was charged $308,774 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $98,146 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $93,681,410 and $125,828,759, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $4,759,589 consisting of $4,778,153 gross unrealized appreciation and $18,564 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Short-Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
May 1, 1998


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS SHORT-INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            591AR983
Registration Mark
[Dreyfus logo]
Short-Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1998